Exhibit 32.1

Section 1350 Certifications

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
OF FIRST BANCSHARES, INC.
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and in connection with this Annual Report on Form 10-K for the fiscal year ended June 30, 2010, that:

1.	the report fully complies with the requirements of Sections 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended, and

2.
the information contained in the report fairly presents, in all material respects, the company's financial condition and results of operations as of the dates and for the periods presented in the financial statements included in the report.

Date: October 13, 2010	/s/Thomas M. Sutherland
Thomas M. Sutherland
Chief Executive Officer